SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  April 21, 2004

Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage Pass-Through Certificates, Series 2004-1

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
(Exact name of registrant as specified in its charter)
Delaware	333-100669	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated March 23, 2004, in connection with the issuance of Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage Pass-Through Certificates, Series 2004-1, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of February 1, 2004, by and among Credit Suisse First Boston Mortgage Securities Corp., DLJ Mortgage Capital, Inc., Washington Mutual Mortgage Securities Corp., Wells Fargo Home Mortgage, Inc., GreenPoint Mortgage Funding, Inc., Fairbanks Capital Corp., U.S. Bank, National Association and Wells Fargo Bank, N.A.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 21, 2004.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: _/s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of February 1, 2004,

by and among Credit Suisse First Boston Mortgage Securities Corp., DLJ Mortgage Capital, Inc., Washington Mutual Mortgage Securities Corp., Wells Fargo Home Mortgage, Inc., GreenPoint Mortgage Funding, Inc., Fairbanks Capital Corp., U.S. Bank, National Association and Wells Fargo Bank, N.A.

EXHIBIT 99.1